Exhibit 8.1

List of Consolidated Companies

Registered Name	Jurisdiction of Incorporation
MITSUI ARGENTINA S.A.	ARGENTINA
BALD HILLS WIND FARM PTY LTD	AUSTRALIA
MBK OXYFUEL AUSTRALIA PTY LTD	AUSTRALIA
MITSUI & CO. URANIUM AUSTRALIA PTY. LTD.	AUSTRALIA
MITSUI & CO.(AUSTRALIA) LTD.	AUSTRALIA
MITSUI & CO.FINANCIAL SERVICES (AUSTRALIA)	AUSTRALIA
MITSUI BUSSAN WOODCHIP OCEANIA PTY.LTD.	AUSTRALIA
MITSUI BUSSAN WOODCHIP OCEANIA PTY.LTD.	AUSTRALIA
MITSUI E&P AUSTRALIA PTY LIMITED	AUSTRALIA
MITSUI IRON ORE DEVELOPMENT PTY. LTD.	AUSTRALIA
MITSUI POWER INVESTMENT PTY LTD	AUSTRALIA
MITSUI RAW MATERIALS DEVELOPMENT PTY. LIMITED	AUSTRALIA
MITSUI-ITOCHU IRON PTY. LTD.	AUSTRALIA
MITTWELL ENERGY RESOURCES PTY.,LTD.	AUSTRALIA
SHARK BAY SALT PTY LTD	AUSTRALIA
MITSUI & CO. (MIDDLE EAST) B.S.C.(C)	BAHRAIN
MITSUI AGRISCIENCE INTERNATIONAL SA NV	BELGIUM
MITSUI AND CO. BENELUX S.A./N.V.	BELGIUM
BAY MARITIME LIMITED	BERMUDA
LPG TRANSPORT SERVICE LTD.	BERMUDA
BAHIA PARTICIPACOES LTDA.	BRAZIL
FERTILIZANTES MITSUI S.A. INDUSTRIA E COMERCIO	BRAZIL
MBK DISTRIBUIDORA DE PRODUTOS ELETRONICOS LTDA.	BRAZIL
MITSUI & CO. (BRASIL) S.A.	BRAZIL
MITSUI ALIMENTOS LTDA.	BRAZIL
MITSUI GAS E ENERGIA DO BRASIL LTDA	BRAZIL
MITSUI MOTION MAQUINAS S.A.	BRAZIL
MITSUI RAIL CAPITAL PARTICIPACOES LTDA.	BRAZIL
MRC SERVICOS FERROVIARIOS AMERICA LATINA LTDA.	BRAZIL
TRI-NET LOGISTICA BRASIL LTDA.	BRAZIL
Yoorin Fertilizantes Industria e Comercio Ltda.	BRAZIL
SHOPNET CO., LTD	BRITISH VIRGIN ISLANDS
ARGO SALES LTD.	CANADA
FRASER WHARVES LTD.	CANADA
MCC YORKTON INVESTMENT INC.	CANADA
MIT POWER CANADA INVESTMENT INC.	CANADA
MIT POWER CANADA LP INC.	CANADA
MITSUI & CO. (CANADA) LTD.	CANADA
TRANSFREIGHT INC.	CANADA
TRANSFREIGHT INTEGRATED LOGISTICS INC.	CANADA
MITSUI QATAR GAS 3 LTD.	CAYMAN ISLANDS
STELLAR PACIFIC MARITIME CORP.	CAYMAN ISLANDS
MBK INVERSIONES AUTOMOTORIZ	CHILE
MITSUI AGRO BUSINESS S.A.	CHILE
MITSUI CHILE LTDA.	CHILE
TOYOTA CHILE S.A.	CHILE

Registered Name	Jurisdiction of Incorporation
MITSUI DE COLOMBIA LTDA.	COLOMBIA
MITSUI & CO. FRANCE S.A.S.	FRANCE
MFS EUROPE GMBH	GERMANY
MITSUI & CO. DEUTSCHLAND GMBH	GERMANY
BUONGIORNO (HONGKONG) LIMITED	HONG KONG
MITSUI & CO. (HONG KONG) LTD.	HONG KONG
MITSUI BUSSAN PRECIOUS METALS (HONG KONG) LIMITED	HONG KONG
MITSUI E-FILM(HONG KONG) MFG. CO., LIMITED	HONG KONG
MITSUI ELECTRONICS SCM(CHINA)CO.,LTD	HONG KONG
MITSUI OIL (ASIA) HONG KONG LTD.	HONG KONG
Buongiorno Digital Innovation India Private Limited	INDIA
MITSUI & CO. INDIA PVT. LTD.	INDIA
TRANSYSTEM LOGISTICS INTERNATIONAL PRV LTD	INDIA
P.T. KALTIM PASIFIK AMONIAK	INDONESIA
P.T. MITSUI INDONESIA	INDONESIA
PT. BUSSAN AUTO FINANCE	INDONESIA
MITSUI & CO., IRAN LTD.	IRAN
MITSUI & CO. ITALIA S.P.A.	ITALY
B FOOD SCIENCE CO.,LTD.	JAPAN
BUSSAN ASSET MANAGEMENT CO.,LTD.	JAPAN
BUSSAN BIOTECH	JAPAN
BUSSAN COMMUNITY CO., LTD.	JAPAN
BUSSAN LOGISTICS SOLUTIONS CO.,LTD	JAPAN
BUSSAN REAL ESTATE CO.,LTD.	JAPAN
BUSSAN SUMISHO CARBON ENERGY CO., LTD.	JAPAN
CAR SHARING JAPAN CO., LTD.	JAPAN
CHITA FUTO KAISHA L.T.D.	JAPAN
CLEAN ENERGY SERVICE CO.,LTD	JAPAN
CORPORATE DEVELOPMENT FUND	JAPAN
DAIICHI TANKER CO., LTD.	JAPAN
DAITO CHEMICAL CO., LTD.	JAPAN
GTF GREEN POWER CO., LTD.	JAPAN
HANAE MORI ASSOCIATES CO., LTD.	JAPAN
HOUSE DEPOT PARTNERS CO., LTD.	JAPAN
INDONESIA FUEL OIL CAPITAL CO., LTD.	JAPAN
JAPAN ALTERNATIVE INVESTMENT CO., LTD.	JAPAN
JAPAN-ARABIA METHANOL CO.,LTD.	JAPAN
J-SCUBE INC.	JAPAN
KEIYO TOSHI SERVICE CO., LTD.	JAPAN
KIDS STATION INC.	JAPAN
KONANFUTO CO., LTD.	JAPAN
KYUUSYUU KOUGYOU	JAPAN
LINKSHARE JAPAN,K.K.	JAPAN
MBK PROJECT HOLDINGS LTD.	JAPAN
MBK RAIL FINANCE CORPORATION	JAPAN
MBK STEEL PRODUCTS WEST CO., LTD.	JAPAN
MINAMI-AZABU DEVELOPMENT CO., LTD.	JAPAN
MITSUI & CO. FINANCIAL SERVICES LTD.	JAPAN
MITSUI & CO. PETROLEUM LTD.	JAPAN
MITSUI & CO. STEEL LTD.	JAPAN
MITSUI & CO., LOGISTICS PARTNERS LTD.	JAPAN

Registered Name	Jurisdiction of Incorporation
MITSUI & CO., PRINCIPAL INVESTMENTS FUND, L.P.	JAPAN
MITSUI & CO., PRINCIPAL INVESTMENTS LTD.	JAPAN
MITSUI & CO., REALTY MANAGEMENT LTD.	JAPAN
MITSUI & CO.PLANT SYSTEMS, LTD.	JAPAN
MITSUI BUSSAN AEROSPACE CO., LTD.	JAPAN
MITSUI BUSSAN AGRO BUSINESS CO., LIMITED	JAPAN
MITSUI BUSSAN AUTOMOTIVE INC.	JAPAN
MITSUI BUSSAN BUSINESS PARTNERS CO.,LTD.	JAPAN
MITSUI BUSSAN CHEMICALS CO.,LTD.	JAPAN
MITSUI BUSSAN FINANCIAL MANAGEMENT LTD.	JAPAN
MITSUI BUSSAN FRONTIER CO., LTD.	JAPAN
MITSUI BUSSAN INTER-FASHION LTD.	JAPAN
MITSUI BUSSAN KOZAI HANBAI CO.,LTD.	JAPAN
MITSUI BUSSAN MACHINE TEC CO., LTD.	JAPAN
MITSUI BUSSAN METALS CO., LTD	JAPAN
MITSUI BUSSAN PACKAGING CO.,LTD.	JAPAN
MITSUI BUSSAN PLASTICS TRADE CO., LTD.	JAPAN
MITSUI BUSSAN STEEL TRADE CO LTD	JAPAN
MITSUI BUSSAN TECHNO PRODUCTS CO.,LTD.	JAPAN
MITSUI BUSSAN TRADE SERVICES LTD.	JAPAN
MITSUI ELECTRONICS INC.	JAPAN
MITSUI FOODS CO., LTD.	JAPAN
MITSUI KNOWLEDGE INDUSTRY CO., LTD.	JAPAN
MITSUI MARUBENI LIQUEFIED GAS CO., LTD.	JAPAN
MITSUI NORIN CO.,LTD	JAPAN
MITSUI OIL CO., LTD.	JAPAN
MITSUI OIL EXPLORATION CO., LTD.	JAPAN
MITSUI VENTURES GLOBAL FUND	JAPAN
MITSUIBUSSAN CREDIT CONSULTING	JAPAN
MITSUIBUSSAN INSURANCE CO.	JAPAN
MITSUIBUSSAN SECURE DIRECTIONS, INC.	JAPAN
MOECO THAI OIL DEVELOPMENT CO., LTD.	JAPAN
MVC CORPORATION	JAPAN
MVC GLOBAL JAPAN FUND II	JAPAN
MVC GLOBAL JAPAN FUND III	JAPAN
NIHON PENET CO.,LTD.	JAPAN
ORIENT MARINE CO.,LTD.	JAPAN
PAITON POWER INVESTMENT CO., LTD.	JAPAN
PRIFOODS CO.,LTD	JAPAN
QATAR LNG SERVICE AGENCY CO., LTD.	JAPAN
RETAIL SYSTEM SERVICE CO.,LTD	JAPAN
SAN-EI SUCROCHEMICAL CO., LTD.	JAPAN
SEIKEI STEEL TUBE CORP.	JAPAN
SHINSANKO CO., LTD.	JAPAN
SPORT CO.,LTD.	JAPAN
STORAGE PLUS CORP.	JAPAN
TOHO BUSSAN KAISHA, LTD.	JAPAN
TOKYO INTERNATIONAL AIR CARGO TERMINAL LTD.	JAPAN
TOYO SHIP MACHINERY CO.,LTD.	JAPAN
TOYO WIRE LTD.	JAPAN
TOYOMARINE	JAPAN

Registered Name	Jurisdiction of Incorporation
TRI-NET (JAPAN) INC.	JAPAN
TRINET LOGISTICS CO., LTD.	JAPAN
VENDOR SERVICE CO., LTD.	JAPAN
WORLD HI-VISION CHANNEL INC.	JAPAN
MITSUI & CO. KUWAIT W.L.L.	KUWAIT
CLIO MARINE INC.	LIBERIA
CM PACIFIC MARITIME CORPORATION	LIBERIA
LEPTA SHIPPING CO., LTD.	LIBERIA
MITSUI & CO.,TRANSPORTATION SYSTEMS ASIA	MALAYSIA
TEJANA TRADING & MANAGEMENT SERVICES	MALAYSIA
AGUAS TRATADAS DE GUADALAJARA, S.A. DE C.V.	MEXICO
ATLATEC HOLDINGS, S.A. DE C.V.	MEXICO
HINO MOTORS SALES MEXICO, S.A. DE C.V.	MEXICO
INGENIERIA Y CONSTRUCCION DE VALLADOLID	MEXICO
MITSUI DE MEXICO, S. DE R.L. DE C.V.	MEXICO
PROMOTORA ECOLOGICA SAN PEDRO MARTIR, S.A. DE C.V.	MEXICO
CACTUS ENERGY INVESTMENT B.V.	NETHERLANDS
DRILLSHIP INVESTMENT B.V.	NETHERLANDS
EMERALD GREEN HOLDING B.V.	NETHERLANDS
EURO CHILENA COPPER B.V.	NETHERLANDS
EURO-MIT STAAL B.V.	NETHERLANDS
JAPAN COLLAHUASI RESOURCES B.V.	NETHERLANDS
MIT INVESTMENT MANZANILLO B.V.	NETHERLANDS
MITSUI & CO. (E&P) B.V.	NETHERLANDS
MITSUI & CO. FINANCIAL SERVICES (EUROPE) B.V.	NETHERLANDS
MITSUI ATLANTIC ENERGY B.V.	NETHERLANDS
MITSUI AUTOMOTIVE CIS INVESTMENT B.V.	NETHERLANDS
MITSUI AUTOMOTIVE EUROPE B.V.	NETHERLANDS
MITSUI E&P MIDDLE EAST B.V.	NETHERLANDS
MITSUI GAS DEVELOPMENT QATAR B.V.	NETHERLANDS
MITSUI LNG NEDERLAND B.V.	NETHERLANDS
MITSUI RAIL CAPITAL EUROPE B.V.	NETHERLANDS
MITSUI SAKHALIN HOLDINGS B.V.	NETHERLANDS
PAITON POWER FINANCING B.V.	NETHERLANDS
PLALLOY MTD BV	NETHERLANDS
REPUZEW B.V.	NETHERLANDS
MITSUI & CO., (N.Z.) LTD.	NEW ZEALAND
MITSUI & CO. NORWAY AS.	NORWAY
CAMELEER SHIPPING S.A	PANAMA
M.I. HOLDING S.A.	PANAMA
TRI-ROCK NAVIGATION,S.A.	PANAMA
BUSSAN BEIJING LOGISTICS ENTERPRISE LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (CHINA) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (DALIAN) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (QINGDAO) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (TIANJIN) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO.,(GUANGZHOU)LTD.	PEOPLES’ REP. OF CHINA
MITSUI &CO.(SHANGHAI)LTD.	PEOPLES’ REP. OF CHINA
MITSUI PLASTICS TRADING (SHANGHAI)CO.,LTD	PEOPLES’ REP. OF CHINA
MITSUI&CO.(GUANGDONG)LTD.	PEOPLES’ REP. OF CHINA
KOMATSU-MITSUI MAQUINARIAS PERU S.A.	PERU

Registered Name	Jurisdiction of Incorporation
MITSUI AUTOMOTRIZ S.A.	PERU
MITSUI DEL PERU S.A.	PERU
MITSUI BUSSAN FRONTIER (PHILIPPINES), INC.	PHILIPPINES
MCC LOGISTICS KOREA LTD.	REPUBLIC OF KOREA
MITSUI & CO. KOREA LTD.	REPUBLIC OF KOREA
MITSUI & CO. MOSCOW LIMITED LIABILITY COMPANY	RUSSIAN
BUSSAN AUTOMOTIVE SINGAPORE PTE. LTD.	SINGAPORE
INSURANCE CO. OF TRINET ASIA PTE., LTD.	SINGAPORE
MITSUI & CO. FINANCIAL SERVICES (ASIA) LTD.	SINGAPORE
MITSUI & CO.(ASIA PACIFIC)PTE LTD	SINGAPORE
MITSUI ELECTRONICS ASIA PTE LTD.	SINGAPORE
REGENCY STEEL ASIA PTE LTD	SINGAPORE
TRI-NET LOGISTICS (ASIA) PTE LTD.	SINGAPORE
MITSUI & CO. VIETNAM LTD.	SOCIALIST REP.VIET NAM
MITSUI & CO. AFRICAN RAILWAY SOLUTIONS (PTY)LTD.	SOUTH AFRICA
MITSUI MINERALS DEVELOPMENT SOUTH AFRICA	SOUTH AFRICA
VENUS RAILWAY SOLUTIONS (PTY) LTD.	SOUTH AFRICA
MITSUI & CO. (TAIWAN) LTD.	TAIWAN
BAF (THAILAND) CO., LTD.	THAILAND
BANGKOK COIL CENTER CO., LTD.	THAILAND
LEXUS SUKHUMVIT CO., LTD.	THAILAND
MITSIAM INTERNATIONAL LTD	THAILAND
MITSIAM MOTORS CO., LTD.	THAILAND
MITSIAM PLASTICS CO.,LTD.	THAILAND
MITSIAM TRI-NET LOGISTICS CO LTD	THAILAND
MITSUI & CO., (THAILAND) LTD.	THAILAND
MITSUI WATER HOLDINGS (THAILAND) LTD.	THAILAND
SATHORN CAPITAL CO.,LTD.	THAILAND
THAILAND IRON WORKS PUBLIC COMPANY LIMITED	THAILAND
AFC HOLDCO, LLC	U. S. A.
BIOPRODUCTS INC.	U. S. A.
CHAMPIONS PIPE & SUPPLY, INC.	U. S. A.
CORNERSTONE RESEARCH & DEVELOPMENT INC.	U. S. A.
ELLISON TECHNOLOGIES INC.	U. S. A.
ENERGY II INVESTMENT, INC.	U. S. A.
GINREI, INC.	U. S. A.
HEXA AMERICAS,INC.	U. S. A.
HYDRO CAPITAL CORPORATION	U. S. A.
INTERCONTINENTAL TERMINALS COMPANY LLC	U. S. A.
MBK AUTOMOTIVE AMERICAS, INC.	U. S. A.
MBK LAGUNA INC.	U. S. A.
MBK REAL ESTATE HOLDINGS INC.	U. S. A.
MCD CAPITAL CORPORATION	U. S. A.
MCVP HOLDING,INC.	U. S. A.
MEPGOM LLC	U. S. A.
MEPUS HOLDINGS CORPORATION	U. S. A.
MIT WIND POWER INC.	U. S. A.
MITENERGY UPSTREAM LLC	U. S. A.
MITSUI & CO. CONSTRUCTION MACHINERY INVESTMENT,INC.	U. S. A.
MITSUI & CO. ENERGY DEVELOPMENT, INC.	U. S. A.
MITSUI & CO. FINANCIAL SERVICES (U.S.A.) INC.	U. S. A.

Registered Name	Jurisdiction of Incorporation
MITSUI & CO. PRECIOUS METALS, INC.	U. S. A.
MITSUI & CO. VENTURE PARTNERS II L.P.	U. S. A.
MITSUI & CO.(U.S.A.), INC.	U. S. A.
MITSUI AGRISCIENCE INTERNATIONAL, INC.	U. S. A.
MITSUI BUSSAN COMMODITIES (U.S.A.) INC	U. S. A.
MITSUI BUSSAN LOGISTICS INC.	U. S. A.
Mitsui E&P USA LLC	U. S. A.
MITSUI FOODS,INC.	U. S. A.
MITSUI PLASTICS INC.	U. S. A.
MITSUI RAIL CAPITAL HOLDINGS,INC.	U. S. A.
MSB COPPER CORP.	U. S. A.
NOVUS INTERNATIONAL, INC.	U. S. A.
NST,INC.	U. S. A.
PRIME AVIATION CAPITAL	U. S. A.
ROAD MACHINERY, LLC	U. S. A.
STEEL TECHNOLOGIES INC.	U. S. A.
SUNWIZE TECHNOLOGIES, INC.	U. S. A.
TF USA INC.	U. S. A.
TRI-NET LOGISTICS MANAGEMENT, INC.	U. S. A.
TRINET RISK MANAGEMENT INVESTMENT CO., LTD	U. S. A.
TRINET RISK MANAGEMENT INVESTMENT II CO., LTD.	U. S. A.
TRIWELL INVESTMENT CORP.	U. S. A.
UNITED GRAIN CORPORATION	U. S. A.
WESTPORT PETROLEUM, INC.	U. S. A.
WILSEY FOODS INC.	U. S. A.
MITSUI & CO., (MIDDLE EAST) LTD.	UNITED ARAB EMIRATES
COHEN & WILKS INTERNATIONAL LTD.	UNITED KINGDOM
ENDEAVOUR RESOURCES LIMITED	UNITED KINGDOM
MBK RAIL LINK FINANCE LTD.	UNITED KINGDOM
MBK REAL ESTATE EUROPE LIMITED	UNITED KINGDOM
MCM FOODS HOLDINGS LIMITED	UNITED KINGDOM
MITSUI & CO. EUROPE HOLDINGS PLC	UNITED KINGDOM
MITSUI & CO. EUROPE PLC	UNITED KINGDOM
MITSUI BUSSAN COMMODITIES LTD.	UNITED KINGDOM
MITSUI E&P GHANA KETA LIMITED	UNITED KINGDOM
MITSUI E&P MOZAMBIQUE AREA 1 LIMITED	UNITED KINGDOM
MITSUI GLOBAL GAS UK LTD	UNITED KINGDOM
MITSUI POWER VENTURES LIMITED	UNITED KINGDOM
MITSUI RENEWABLE ENERGY EUROPE LIMITED	UNITED KINGDOM
MITSUI&CO., ENERGY RISK MANAGEMENT LTD.	UNITED KINGDOM
TRANSFREIGHT AUTOMOTIVE LOGISTICS EUROPE LIMITED	UNITED KINGDOM
MITSUI DE VENEZUELA, C.A.	VENEZUELA